AMENDMENT NO. 2 TO
MANUFACTURE AND SUPPLY AGREEMENT

This AMENDMENT NO. 2 TO MANUFACTURE AND SUPPLY AGREEMENT (this “Amendment”) is effective as of this 20th day of May, 2024 (the “Amendment Effective Date”), and is entered into by and between OptiNose US, Inc., duly organized and existing under the laws of Delaware and having offices located at 1020 Stony Hill Road, Suite 300, Yardley, PA 19067 (referred to herein as “OptiNose”), and Contract Pharmaceuticals Limited Canada, duly organized under the laws of the Province of Ontario and having offices located at 7600 Danbro Crescent, Mississauga, Ontario Canada L5N 6L6 (referred to herein as “CPL”). OptiNose and CPL are each a “Party” and together constitute the “Parties” under this Agreement.
RECITALS

WHEREAS, OptiNose and CPL entered into that certain Manufacture and Supply Agreement effective as of August 18, 2017, as amended from time to time (as so amended, the “Agreement”), which outlines the rights and obligations of OptiNose and CPL with respect to the conduct of certain services to be performed by CPL;

    WHEREAS, the Parties wish to enter into this Amendment in order to modify the renewal terms of the Agreement in accordance with the terms and conditions set forth herein;

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

    1.    Defined Terms. All capitalized terms used herein shall have the meaning ascribed to    each of them as defined herein and, if not defined herein, shall have the meaning ascribed to each     of them in the Agreement.

    2.    Amendment to Agreement. Effective as of the Amendment Effective Date, the Agreement shall be renewed for the period beginning as of the Amendment Effective Date and expiring at the end of the calendar day on December 31, 2026 (the “Renewal Term”).

    3.    Entire Agreement. Each Party acknowledges that this Amendment, together with the Agreement, constitutes the entire agreement of the Parties with respect to the subject matter hereof.

    4.    Full Force and Effect. Except as expressly modified hereby, all of the other terms and conditions of the Agreement shall remain unchanged and in full force and effect in accordance with their original terms.

    5.    Authority. Each Party hereby represents and warrants that it has full power and authority to enter into this Amendment.

[Signature page follows.]

AMD2    1

    IN WITNESS WHEREOF, the Parties have each caused a duly authorized representative to execute this Amendment as of the Amendment Effective Date.

OPTINOSE US, INC. By: /s/ Ramy Mahmoud Name: Ramy Mahmoud Title: CEO	CONTRACT PHARMACEUTICALS LIMITED CANADA By: /s/ Jan Sahai Name: Jan Sahai Title: CEO

AMD2    2